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                                                                    EXHIBIT 99.8

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                                                                                                                           PLAN
            CLASS                                            TREATMENT                                 IMPAIRMENT         SECTION
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
Administrative Claims             Unpaid portion of Allowed Administrative Claim paid in full in       Unimpaired          II.A.
                                  Cash on the Effective Date, or as soon thereafter as
                                  practical.

Priority Unsecured Tax Claims     Payment of the principal amount of Allowed Priority Tax Claims       Unimpaired          II.C.
                                  on the Effective Date, without interest.

Class 1 Claims of the Bank        The Bank shall receive (i) the Net Recoveries received by the         Impaired           IV.A.
                                  Litigation Trust on account of the Recovery Rights, and
                                  (ii) the Residual Proceeds from the Liquidating Trust. In
                                  addition, on the Effective Date, the Bank shall receive the
                                  CDSI Shares.

Class 2 Claims of the NCFE        The Claims of the NCFE Entities have been assigned to the             Impaired           IV.B.
Entities                          Bank. The Bank shall receive (i) the Net Recoveries received by the Litigation Trust on account of the Recovery Rights, and
                                  (ii) the Residual Proceeds from the Liquidating Trust. The
                                  NCFE Released Parties shall receive all of the Debtor's
                                  ownership interest in the TLC Debtors.

Class 3 Claim of AIG              Except to the extent that the holder of an Allowed Secured           Unimpaired          IV.C.
                                  Claim in Class 3 agrees to a different treatment, each holder of an Allowed Secured Claim in Class 3 shall, at the sole
                                  election of the Debtor (made no later than the Effective
                                  Date), receive one of the following treatments: (i) the legal, equitable and contractual rights to which the holder of such
                                  Allowed Secured Claim is entitled shall remain unaltered;
                                  (ii) the surrender to the holder of the Allowed Secured Claim of such property of the Estate as may be security and
                                  collateral therefor, or (iii) the payment in Cash of the
                                  amount of such Allowed Secured Claim.

Class 4 Claim of CIT              Except to the extent that the holder of an Allowed Secured           Unimpaired          IV.D.
                                  Claim in Class 4 agrees to a different treatment, each holder of an Allowed Secured Claim in Class 4 shall, at the sole
                                  election of the Debtor (made no later than the Effective
                                  Date), receive one of the following treatments: (i) the legal, equitable and contractual rights to which the holder of such
                                  Allowed Secured Claim is entitled shall remain unaltered;
                                  (ii) the surrender to the holder of the Allowed Secured Claim of such property of the Estate as may be security and
                                  collateral therefor, or (iii) the payment in Cash of the
                                  amount of such Allowed Secured Claim.
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                                                                                                                           PLAN
            CLASS                                            TREATMENT                                 IMPAIRMENT         SECTION
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
Class 5 Claim of Sunrise          Except to the extent that the holder of an Allowed Secured           Unimpaired          IV.E.
                                  Claim in Class 5 agrees to a different treatment, each holder of an Allowed Secured Claim in Class 5 shall, at the sole
                                  election of the Debtor (made no later than the Effective
                                  Date), receive one of the following treatments: (i) the legal, equitable and contractual rights to which the holder of such
                                  Allowed Secured Claim is entitled shall remain unaltered; (ii)
                                  the surrender to the holder of the Allowed Secured Claim of such property of the Estate as may be security and collateral therefor, or (iii) the payment in Cash of the amount of such
                                  Allowed Secured Claim.

Class 6 Claims of Sun Capital     To the extent that the Allowed Class 6 Claims are not paid in        Unimpaired          IV.F.
                                  full from the Administrative Claims Fund, each holder of an
                                  Allowed Secured Claim in Class 6 shall receive payment in Cash on the Effective Date of the amount of such unpaid Allowed
                                  Secured Claim, or shall be paid according to such terms that are mutually acceptable to Sun Capital and the Debtor.  The approximate amount of the claim is $2.6 million.

Class 7 Claims of Other           On the Effective Date of the Plan, property of the Estate that       Unimpaired          IV.G.
Secured Creditors                 constitutes security and collateral for the Allowed Claims in
                                  Class 7 shall be surrendered to the holders of
                                  Allowed Claims in Class 7.

Class 8 Priority Claims           Payment of the principal amount of such Allowed Claim in Class       Unimpaired          IV.H.
                                  8 on the Effective Date, without interest.

Class 9 - Intentionally
Omitted

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                                                                                                                           PLAN
            CLASS                                            TREATMENT                                 IMPAIRMENT         SECTION
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
Class 10A General Unsecured       On the Effective Date, the Med Creditors' Trust shall receive         Impaired           IV.J.
Claims                            $5,250,000 in full satisfaction of the Allowed Claims in Class
                                  10A. If Allowed Claims in Class 10A exceed $14 million but are less than $15 million, and if a portion of those Allowed
                                  Claims arose under 11 U.S.C. section 502(h) on account of
                                  recoveries received by the Bank, then the Bank shall
                                  contribute an additional 25% for those portions of Allowed
                                  Claims arising under section 502(h) that result in total
                                  Allowed Claims exceeding $14 million. If Allowed Claims in
                                  Class 10A exceed $15 million and if a portion of those Allowed
                                  Claims arose under 11 U.S.C. section 502(h) on account of
                                  recoveries received by the Bank, then the Bank shall
                                  contribute an additional 35% for those portions of Allowed
                                  Claims arising under section 502(h) that result in total
                                  Allowed Claims exceeding $15 million.

                                  Each holder of an Allowed Claim in Class 10A shall receive the lesser of: (a) an amount equal to such Creditor's Allowed
                                  Claim in Class 10A, or (b) such Creditor's Pro Rata share of the available sum of monies to be distributed to all holders of Allowed Claims in Class 10A by the Med Creditors' Trust
                                  after payment of the fees and expenses of the Med Creditors'
                                  Trust. The Debtor estimates that the recovery on account of
                                  Allowed Claims in Class 10A will be approximately 50%. The
                                  Committee estimates that the recovery on account of Allowed
                                  Claims in Class 10A will be approximately 40%.

Class 10B Unsecured               To the extent that the Magliochetti Related Claims are not            Impaired           IV.K.
Magliochetti Related Claims       withdrawn or otherwise disallowed or subordinated, holders of
                                  Allowed Claims in Class 10B shall receive the same percentage recovery as holders of Allowed Claims in Class 10A, but the source of such recovery shall not be from the Class 10A
                                  Distribution. Any amounts to be paid to holders of Allowed
                                  Claims in Class 10B shall come from the Liquidating Trust.

Class 11 Subordinated Claims      Holders of Allowed Subordinated Claims in Class 11 will               Impaired           IV.L.
                                  receive no distribution under the Plan on account of their
                                  Claims.

Class 12 Inter-Debtor Claims      Holders of Allowed Claims in Class 12 will receive no                 Impaired           IV.M.
                                  distribution under the Plan on account of their Claims.
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                                                                                                                           PLAN
            CLASS                                            TREATMENT                                 IMPAIRMENT         SECTION
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
Class 13 Interests                The Class 13 Interests shall be deemed canceled on the                Impaired           IV.N.
                                  Effective Date without the payment of any monies or other
                                  consideration. Holders of Class 13 Interests will not receive any distribution under the Plan on account of their interests.
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